UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

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FISERV, INC.

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The following materials were presented by Fiserv, Inc. management during the Fiserv, Inc. 2026 Investor Day event on May 14, 2026.

Investor Day 2026 Walter Pritchard SVP, Head of Investor Relations

Welcome

Agenda Connecting Commerce and Finance: Introduction Walter Pritchard The Full Fiserv Platform Takis Georgakopoulos Dhivya Suryadevara Strategic Overview Break Mike Lyons Merchant Solutions Financial Overview Takis Georgakopoulos Paul Todd Break Closing Remarks Mike Lyons Q&A Financial Solutions Dhivya Suryadevara Lunch / Demos

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding adjusted and organic revenue growth, adjusted revenue compound annual growth rate, adjusted earnings per share, adjusted operating margin, adjusted operating margin expansion, free cash flow, free cash flow conversion, capital expenditures as a percentage of adjusted revenue, debt to adjusted EBITDA leverage ratio, and other statements regarding our future financial performance. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should,” “confident,” “likely,” “plan,” or words of similar meaning. Statements that describe the company’s future plans, outlook, objectives or goals are also forward-looking statements. References to “Medium-Term” in this presentation refer to 2027-2029 unless otherwise stated. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that could cause the company’s actual results to differ materially include, among others, the following: the company's ability to compete effectively against new and existing competitors and to continue to introduce competitive new products and services on a timely, cost-effective basis; changes in customer demand for the company's products and services; the ability of the company's technology to keep pace with a rapidly evolving marketplace; the company's ability to successfully implement and achieve the expected benefits associated with its One Fiserv action plan; the success of the company's merchant alliances, some of which are not controlled by the company; the impact of a security breach or operational failure on the company's business, including disruptions caused by other participants in the global financial system; losses due to chargebacks, refunds or returns as a result of fraud or the failure of the company's vendors and merchants to satisfy their obligations; changes in local, regional, national and international economic or political conditions, including those resulting from heightened inflation, rising interest rates, taxes, trade policies and tariffs, a recession, bank failures, or international hostilities, and the impact they may have on the company and its employees, clients, vendors, supply chain, operations and sales; the company’s ability to use artificial intelligence to improve its products and services and enhance its operations; the effect of proposed and enacted legislative and regulatory actions affecting the company or the financial services industry as a whole; the company's ability to comply with government regulations and applicable card association and network rules; the protection and validity of intellectual property rights; the outcome of pending and future litigation and governmental proceedings; the company's ability to successfully identify, complete and integrate acquisitions, and to realize the anticipated benefits associated with the same; the impact of the company’s growth strategies; the company’s ability to attract and retain key personnel; adverse impacts from currency exchange rates or currency controls; changes in corporate tax and interest rates; and other factors included in “Risk Factors” in the company's Annual Report on Form 10-K for the year ended December 31, 2025, and in other documents that the company files with the Securities and Exchange Commission, which are available at http://www.sec.gov. The 2026 outlook and medium-term outlook for 2027-2029 reflect the anticipated financial results of the company in each year based on its current and expected assets, businesses and operations. The estimates assume no material acquisitions or dispositions and that there are no other factors, including those described above, materially impacting the operations of the company. You should consider these factors carefully in evaluating forward- looking statements and are cautioned not to place undue reliance on such statements. The company assumes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. Use of Non-GAAP Financial Measures This presentation includes unaudited non-GAAP financial measures. Additional information about these measures and reconciliations to the nearest GAAP financial measures are provided in the appendix to this presentation.

Investor Day 2026 Mike Lyons Chief Executive Officer

Strategic Overview

We provide mission-critical financial infrastructure, generating stable, highly-predictable revenues. Transforming a Our end markets are large and growing. Great Platform into a With modest share and unmatched capabilities amplified by AI, we are positioned to capture Great Company a long runway of durable growth. Our leadership team is focused on executing our One Fiserv Action plan to return us to our roots as a constant compounder.

# Who We Are

Fiserv is a global **financial infrastructure company powering fast, reliable movement of money and information** for financial institutions and merchants worldwide.

**$10B**

Revenue[1]

~$290B TAM[2]


Merchant Solutions
Financial Solutions

**$10B**

Revenue[1]

~$140B TAM[2]

**Our Strategy | Win New Clients and Grow With Them.**

Deepen relationships by innovating and delivering value-added products and services that **increase average revenue per client** (ARPC) over time.

1. FY 2025.
2. Analysis conducted by Fiserv as result of a proprietary methodology owned by Fiserv. This methodology integrates internal client data with data from external sources, including McKinsey Global Payments Map.

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# Unmatched Scale Driving Attractive Financial Model

## SIZE | SCALE | DATA

**$4.6T**
#1 Annual Global Merchant Gross Payment Volume[1]

**35%**
of U.S. Gross Payment Volume

**300B+**
Transactions Processed Annually

**1.8B**
Issuer Accounts on File

## CUSTOMER REACH

**3.9M**
SMBs in Ecosystem[2]

**6,000+**
Financial Institution Clients Globally

**339M**
Deposit and Loan Accounts Globally

**95%**
of U.S. Households Touched

## DISTRIBUTION

**1,000+**
Merchant Bank Partners

**3,000+**
Independent Sales Organization (ISO) Partners

**~2,000**
Independent Software Vendor (ISV) Partners

**80%**
U.S. Market Served by One of Our Financial Solutions Capabilities

## FINANCIAL MODEL[3]

- Deep, Long-Standing Relationships
- Mission Critical Services
- Expanding TAMs
- Stable, Predictable Revenues

**75%+**
Payments Revenue[4]

**~90%**
Free Cash Flow Conversion[5]

See appendix for information regarding non-GAAP financial measures.
1. $4.6T includes $4.2T in card payment volume and $0.4T from Cash Advance, Fleet, EBT, etc. 2. Includes SMB segment locations (2.5M) and Processing segment locations (1.4M). Most Processing locations are SMB (~95%). 3. 2025 period for payments revenue, and free cash flow conversion.
4. Payments revenue calculated as processing revenue as a percentage of total adjusted revenue for 2025. 5. Free cash flow conversion defined as Free Cash Flow divided by Adjusted Net Income.

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Durable Competitive Advantages Network and Regulatory Core Operational Deep Trusted Proprietary Position Infrastructure Integration Track Record Data Entrenched across Zero tolerance Embedded in bank and 40+ years of Unmatched payment rails and for error in merchant operating operating in proprietary data regulatory frameworks decision-critical systems of record highly governed sources globally workflows environments Compounding Advantage More Transactions Better Decisions Stronger Performance

AI Amplifies Every Platform Advantage REVENUE OPPORTUNITIES COST REDUCTION CLIENT SERVICE Agentic Commerce Servicing Accelerated Product Delivery agentOS™ App Development Better Testing Data (higher authorization, lower Operations High Quality Implementations fraud rates) Self Service Functionality Hyper-Personalization Offers Higher Transaction Intensity (more monetized payments)

Our End Markets Are Growing and Converging EXISTING MARKETS GROWTH EMERGING AREAS GROWTH Merchant Solutions Financial Solutions 10%+ 0.1 0.1 9% 8% 8% 0.08 0.08 7% 6% 6% 0.06 0.06 0.04 0.04 0.02 0.02 0 0 U.S. U.S. Global U.S. Non-U.S. Global | Embedded | Data Banking Digital Issuers SMBs SMBs Enterprise Finance Intelligence Payments Merchants | Stablecoin | Platforms AI Digitalization Hyper-Personalization Instant Fraud/ Cash Secular-Growth via Data Payments Cyber Management Drivers . Analysis conducted by Fiserv as result of a proprietary methodology owned by Fiserv. This methodology integrates internal client data with data from external sources, including McKinsey Global Payments Map.

Significant Headroom to Continue Our Growth EXISTING MARKETS GROWTH EMERGING AREAS GROWTH Merchant Solutions Financial Solutions 7% 4% 25% 12% <1% U.S. Global U.S. U.S. Digital SMB SMB Banking Payments | Embedded Finance 7% 2% 35% 12% | Stablecoin U.S. Global U.S. Issuer Global Issuer Enterprise Enterprise Processing Processing | Data Intelligence | Platforms Analysis conducted by Fiserv as result of a proprietary methodology owned by Fiserv. This methodology integrates internal client data with data from external sources, including McKinsey Global Payments Map.

A Broad and Diversified Unrivaled Set of Clients Financial Institutions Government/Healthcare/Insurance Enterprise Merchants Small Businesses Among 3 Million Others

An Unmatched Breadth of Capabilities EXISTING MARKETS Peer #1 Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 U.S. Core and Digital Provider_ #1 1 U.S. Payments _ #1 U.S. Debit Network_ #3 Issuer Processing_ #1 Merchant Acquiring_ #1 SMB POS Payments_ #1 EMERGING OPPORTUNITIES Embedded Finance_ Cash Management_ Stablecoin_ = full capability The capabilities presented above are based on third-party data, public company filings and Fiserv analysis. The competitors presented above reflect a representative list of competitors; this list may exclude private companies, in-house providers and others. 1. #1 in bill pay, Zelle®, account-to-account and debit processing.

Expanding Synergies Across Financial and Merchant GENERATING REVENUE AT SCALE TODAY BUILDING MOMENTUM EMERGING Bank Distribution Embedded Finance Stablecoin of Merchant Debit Networks SMB Suite Agentic Fraud Pay-by-Bank Dispute and Chargeback StoneCastle Deposit Resolution Network Gift and Loyalty Biller

Deep, Multi-Product Relationships Merchant Solutions Financial Solutions # OF CLIENT PRODUCTS SMB ENTERPRISE BANKING ISSUING PAYMENTS Global Financial Institution_ _22_ Regional Financial Institution_ _ 44 _ Global Financial Institution_ _ 30 _ Consumer Finance Company_ _ 36 _ Fintech_ _ 26 _ Global Financial Institution_ _ 35 _ Global Financial Institution_ _ 27 _ Large Retailer_ _ 11 _ Fintech_ _ 17 _ Vertical Merchant Wholesaler_ _ 1 _ Manasquan Bank_ _ 36+_

Strong Leadership Team MANAGEMENT COMMITTEE Takis Georgakopoulos Pete Cavicchia Chris Foskett Jennifer Manchester Rick Singh Co-President Chief Technology Officer Vice Chairman Chief Human Chief Growth Officer Resources Officer Dhivya Suryadevara Guy Chiarello Andrew Gelb Gustavo Marin Jujhar Sohi Co-President Vice Chairman Chief Operating Officer, Head of Latin Chief Performance Officer Financial Solutions America Region Paul Todd Guillermo Katia Karpova Adam Rosman Neil H. Wilcox Chief Financial Officer Head of EMEA Region Chief Administrative Officer Head of Corporate Social Cisneros Finck and Chief Legal Officer Responsibility Chief Audit Executive Stacy Davidson Srini Krish Joanne Sebby Chief Communications and Head of Technology and Chief Risk Officer Marketing Officer Operations, Financial Solutions

Our One Fiserv Action Plan Operate Build Accelerate Deliver Allocate ® Clover as the with a client-first product delivery Project Elevate, capital with leading SMB mindset and innovation an AI-led discipline operating system productivity plan Delivering excellent service, technology resiliency, and innovation

Level Setting on Our Core Banking Business American Bankers Association Core Platforms Survey 3 16 ~3,000 Client Satisfaction With Core (1–5 scale) Cores Customers ® Fiserv DNA Core - Partner Selling 4.03 3.96 Private Peer $1 $2.70 $1.3B of Core of Incremental Financial 1 3.86 Public Peer 1 Core Revenue 2 Drives Solutions Revenue All Others 3.49 Public Peer 2 3.16 No Full Forced Commitment ® Fiserv DNA Core - FISV Selling 2.59 Consolidations to Modernization 1. 2025 Core revenue. 2. The ratio of incremental Financial Solutions revenue is based on North America 2025 revenue. 3. 2024 survey.

Restabilizing Core Banking as a Growth Driver Medium-Term Plan Baseline 2023-2025 2026 Plan 2027-2029 Annual Core and Related Revenue Attrition as a % of ~75bpss Gradual return to Financial Solutions ~75bpss Revenue ~1.5% ~1.5%

Our One Fiserv Action Plan Operate Build Accelerate Deliver Allocate ® Clover as the with a client-first product delivery Project Elevate, capital with leading SMB mindset and innovation an AI-led discipline operating system productivity plan Investing in vertical and horizontal capabilities, international, distribution, and client experience

Our One Fiserv Action Plan Operate Build Accelerate Deliver Allocate ® Clover as the with a client-first product delivery Project Elevate, capital with leading SMB mindset and innovation an AI-led discipline operating system productivity plan Simplifying our product portfolio, accelerating delivery speed, and advancing innovation

Our One Fiserv Action Plan Operate Build Accelerate Deliver Allocate ® Clover as the with a client-first product delivery Project Elevate, capital with leading SMB mindset and innovation an AI-led discipline operating system productivity plan Implementing our AI-driven transformation program

Our One Fiserv Action Plan Operate Build Accelerate Deliver Allocate ® Clover as the with a client-first product delivery Project Elevate, capital with leading SMB mindset and innovation an AI-led discipline operating system productivity plan Optimizing our business mix and maintaining a strong, investment-grade balance sheet

What We Are Committing To MEDIUM-TERM OUTLOOK (2027-2029) 4–6% 37%+ ~90% 2.5–3.0x Adjusted 2029 Adjusted Free Cash Flow Operate at Low End of Gross Leverage 1 2 Revenue CAGR Operating Margin Conversion Range ; Maintain Investment Grade Rating 3 Adjusted EPS in 2029 $12+ in Free Cash Flow 2027-2029 Over $13.5B A Business Built to Compound Durable Growth | Disciplined Execution | Consistent Cash Generation See appendix for information regarding non-GAAP financial measures. 1. CAGR Calculated for period 2026 to 2029. 2. Based on gross leverage ratio. 3. Adjusted EPS through 2029 expected to be affected by a 21-22% adjusted effective tax rate.

Investor Day 2026 Takis Georgakopoulos Co-President, Merchant Solutions

Merchant Solutions

Merchant Solutions | Key Messages Executing on One Fiserv to deliver a differentiated, omnichannel value proposition to SMBs, enterprises, and marketplaces One Platform, One Customer, One System of Record 1 AI Powers Data Intelligence, in Every Transaction and Every Interaction 2 Building on Clover: The Operating System for Small Businesses 3 Becoming the Financial Infrastructure for Enterprise Clients and Marketplaces 4

# Our Business Has Unsurpassed Scale

## Scale

**$4.6T**
Annual Global GPV[1]

**35%**
of U.S. GPV

**100+**
Countries Supported

## Speed & Stability

**10K**
Average Transactions per Second

**25K+**
Peak TPS Capability

**99.999%+**
Uptime

## Enterprise Clients

**7K+**
Enterprise + CMM Clients

**900K+**
Enterprise Locations

## SMB Franchise

**3.9M**
SMBs in Ecosystem[2]

**910K**
Clover® Merchants

## Partner Leadership

**1K+**
Merchant Bank Partners

**~2K**
ISV Partners

**3K+**
ISO Partners[3]

A **global merchant franchise** with scale, distribution, and assets no competitor can replicate

1. $4.6T includes $4.2T in card payment volume and $0.4T from Cash Advance, Fleet, EBT, etc. 2. Includes SMB segment locations (2.5M) and processing segment locations (1.4M). Most processing locations are SMB (~95%).
3. Represents Agent plus ISOs.

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The Fiserv Commerce OS Client Enterprises Platforms Segments

# The Fiserv Commerce OS

| Client Segments | Global Gateway & Orchestration | Vertical VAS | Horizontal VAS | Switch & Ledger | Processing |
|---|---|---|---|---|---|
| Enterprises<br>Platforms<br>clover | Developer Portal<br>Commerce Hub™ | **Enterprise Vertical VAS**<br>Fiserv and Partners<br><br>**Clover VAS**<br>Fiserv and ISVs | **Horizontal VAS**<br>**Enterprise VAS:** Authorization, Fraud, Routing, and Payments<br><br>**Clover VAS:** Capital, Savings, and SaaS | **Single Global Switch**<br>+<br>**Single Ledger (Finxact®)** | **Authorizations & Settlement** |
| | Modern \| Configurable Microservices \| Cloud Native | | | | Scalable & Resilient |

## $200 Billion in GPV[1]

1. Represents 2025 Gross Payment Volume.

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# AI is Driving a Step Change in Speed and Productivity

## AI-ACCELERATED DELIVERY TIMELINES

| Select Initiatives | Standard Baseline | AI Acceleration | Timeline Reduction[1] |
|---|---|---|---|
| **Developer Portal** ▶ DEMO | Quarters | **Weeks** | **~80%** |
| **Clover Consumer App** ▶ DEMO | Quarters | **Weeks** | **~80%** |
| **Alternate Methods of Payment** | Quarters | **Weeks** | **~70%** |
| **Automated Migration to Cloud** (e.g. Biller Platform) | 24 Months | **6 Months** | **~75%** |
| **Automated Testing and Validation** | Continuous Manual Cycles | **AI-Generated, Parallelized** | **~50%** |

## ACCELERATED AI DEPLOYMENT


Engineers Using AI Daily[2]
100%
2025
2026YE
Code Generated With AI[3]
90%+
2025
2026YE

Not drawn to scale

1. Timeline reductions based on internal benchmarks comparing pre- and post-AI delivery cycles. 2. Engineers represent all technology job families.
3. Code generated with AI represents code generation across the modern technology application portfolio.

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From Transactions to Identity: Turning Data Into Unique Client Value FISERV COMMERCE GRAPH IDENTITY & INTELLIGENCE POWERING CLIENT OUTCOMES Graph neural network 1 125B+ Transactions to model real-time Frictionless Checkout consumer identity 95% of U.S. Households and behavior Personalization and Loyalty Use cases controlled with 90% of U.S. SMBs robust data governance Insights for Growth Pre- and post-sale behavioral information 1. Transaction count represents global merchant transactions across all transaction types.

Built for Agentic Commerce: Configurable Orchestration, Aligned to Merchant Needs SMBs, Enterprises, and Marketplaces Agentic Discovery Agentic Checkout Autonomous Agents Commerce Hub Agentic Commerce Orchestration Layer Product SKUs and Pricing / Product Real-Time, Real-Time Inventory Image Assets Recommendations Cross-Channel Sales Schedule Availability Customer Offers Fraud Orchestration Order Processing

Clover and SMB

CLOVER AND SMB Clover Is the Largest SMB Franchise in the Market but Less Than Half of Fiserv’s SMB Business CLOVER REVENUE 2025 GLOBAL CLOVER SNAPSHOT 2.7M $1.0T $6.8B Fiserv 1 1.8M $0.7T Non-Clover 2 Clover 0.9M $0.3T $3.3B Non- Merchants GPV $0.2B Clover Clover $0.3B Not drawn to scale COMPETITIVE POSITIONING (GPV) $2.8B Clover 2 Fiserv Peer 1 Peer 2 Peer 3 Clover SMB Processing Enterprise Total 1 Non-Clover Not drawn to scale Not drawn to scale 1. Fiserv Non-Clover excludes processing segment merchants. 2. Clover includes Clover merchants across SMB, processing, and Enterprise segments.

Building on Clover: The Operating System for Small Businesses Delivering a Comprehensive Product Set 1 2 3 Broaden Hardware Options Strengthen Vertical VAS Increase Horizontal VAS Penetration Maximizing the Broadest Distribution Network 4 Accelerate Direct and Bank Channel Growth 5 Expand ISV Partnerships Transforming the Customer Service Experience 6 Strengthen Retention Through AI-Powered Servicing Scaling International Growth Through Proven Partnerships 7 Launch and Grow Select International Markets Accelerating Conversion of Non-Clover Clients 8 Migrate Non-Clover Clients With High-Value Offers

PRODUCT | HARDWARE Hardware Strategy Evolving to Support Broader Use Cases EXPANDED USE CASES KEY INITIATIVES Larger SMBs AI- and Biometrics-Enabled Hardware Live Today DEMO Enterprise Clients Terminal Management Support 2H '26 International Expanded Manufacturing Partnerships 2H '26 Non-Clover Conversion Hardware-Agnostic Clover 1H '27

PRODUCT | VERTICAL VAS Deepening Leadership in Retail and Restaurants, Investing in Healthcare and Professional Services SHARE BY VERTICAL KEY INITIATIVES Retail U.S. SMB 2025 Clover Clover vs. 2H '26 1 2 Verticals Industry GPV Market Share Industry Growth Delivering Unified Omnichannel Retail 24% 10%+ 5x+ Restaurant 2H '26 Integrating Clover Restaurant, Restaurants 18% 10%+ 4x Clover Hospitality, and Bento Healthcare 7% 5%+ ~1x Healthcare DEMO Launched Clover PracticePay March Professional 16% ~5% ~1x Services Launched Professional Services Other 36% <5% — March 1. Based on Fiserv estimates. 2. Growth Rates are cumulative over two-year period (2023-2025, not annualized).

PRODUCT | HORIZONTAL VAS

# Capital, Savings, and Revenue Management Represent Significant Upside

## CLOVER CAPITAL

**~4.5%**
Penetration[1]

**~30%**
YoY Revenue Growth

## CLOVER SAVINGS VIA STONECASTLE

**~3%**
Headline Interest Rate for SMBs[2]

## REVENUE MANAGEMENT AND AGENTIC COMMERCE

**Clover Agent**

▶ DEMO

1. Based on penetration of Clover Capital in Clover merchant base.
2. Based on current interest rate levels.

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DISTRIBUTION

# Focused Investments in Our High-Value Channels

## SHARE BY DISTRIBUTION CHANNEL

| Channel | 2025 Clover | | |
|---|---|---|---|
| | New Outlets | % of Channel Revenue | Revenue Growth Rate |
| **Direct**<br>**Bank/Partner** | ~40% | ~80% | 10%+ |
| **ISV** | ~1% | ~5% | ~50% |
| **ISO/Agent**<br>**Processing/ Wholesale** (ISOs, SMS, & JVs) | ~60% | ~40% | 15%+ |

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DISTRIBUTION

# Focused Investments in Our High-Value Channels

## SHARE BY DISTRIBUTION CHANNEL

| | 2025 Clover | | |
|---|---|---|---|
| Channel | New Outlets | % of Channel Revenue | Revenue Growth Rate |
| **Direct** / **Bank/Partner** | ~40% | ~80% | 10%+ |
| **ISV** | ~1% | ~5% | ~50% |
| **ISO/Agent** / **Processing/ Wholesale** (ISOs, SMS, & JVs) | ~60% | ~40% | 15%+ |

**25%**
Leads AI-Sourced by Year-End

**50 of Top 100**
Banks With Digital Onboarding by Year-End

**25%+** Expected new business growth across direct and bank channels[1]

1. Medium-term outlook projection.

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DISTRIBUTION

# Deepening Clover Penetration With ISVs

## SHARE BY DISTRIBUTION CHANNEL

| Channel | 2025 Clover New Outlets | 2025 Clover % of Channel Revenue | 2025 Clover Revenue Growth Rate |
|---|---|---|---|
| **Direct**<br>**Bank/Partner** | ~40% | ~80% | 10%+ |
| **ISV** | **~1%** | **~5%** | **~50%** |
| **ISO/Agent**<br>**Processing/ Wholesale** (ISOs, SMS, & JVs) | ~60% | ~40% | 15%+ |

## REINVENTING HOW WE WORK WITH ISVs

**Open Clover Architecture**


clover
ISV Partners
Processing
Payments
tabit
Rectangle
Clover Savings
Hardware
Clover Capital

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SERVICE Enhancing Service With a Client-First Mindset 1 DRIVERS OF CUSTOMER COMPLAINTS GO-FORWARD SERVICING STRATEGY RESULTS 78%+ First-Call | Chanel Fragmentation End-to-End Issue Resolution Ownership -37% Risk Holds | Manual, Slow Resolution AI/ML Across Days / Investigation Service Workflows 13%+ 2 CSAT | Complicated UI and Lack Simplified Onboarding, of Self-Service Tools Setup and Integrated -23% AI/Human Attrition Not drawn to scale 1. ~2 months of rollout for high NPV clients (live for all clients by Q3 ‘26). 2. Client satisfaction as assessed by an AI agent.

INTERNATIONAL Scaling Clover Internationally Through a Proven Playbook 1 STRONG EXECUTION TO DATE DISCIPLINED APPROACH TO MARKET ENTRY International Active Outlets Live in 12 Countries Attractive SMB and 36%+ CAGR 1 Payments Market Canada Strong Distribution Mexico 2 Partners Clear Differentiation Brazil 3 Against Incumbents Japan Fully Localized Offer: Hardware, '27 Launch 4 Software, and Processing 2023 2024 2025 Not drawn to scale 1. Figures are Clover-specific.

NON-CLOVER SMB

# Leading With High-Value VAS to Introduce Clover to Non-Clover Merchants


Core Target Market
Non-Clover SMB
$4B in Total Revenue[1]
Out of Scope
Limited strategic/economic fit for Clover conversion
POS Only

## NON-CLOVER SMB CONVERSION STRATEGY

- Lead with the **Clover Dashboard** and low-friction, **high-value VAS**
- **No operational disruption** or upfront investments for SMBs **(~15% APRC)**[2]
- Create an on-ramp to **full Clover POS and software** adoption over time **(~30% ARPC)**[3]

1. 2025. 2. 15% uplift is from adoption of Clover Software and Services.
3. 30% represents uplift from full Clover adoption.

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Delivering Sustainable Clover Growth in the Medium-Term GPV AND REVENUE Medium-Term Outlook 2027-2029 15–20% 10–15% Same Store Net New Non-Clover Medium-Term Capital and Conversion Medium-Term VAS Sales Sales Conversion GPV Outlook Savings ARPC Uplift Revenue Outlook Not drawn to scale

Enterprise and Marketplaces

Deep, Long-Standing Leadership in Key Verticals HIGHER SHARE, LOWER SHARE, EMBEDDED POSITION UPSIDE OPPORTUNITIES Retailers Grocery and Petro QSRs eCommerce 9/10 9/10 120+ Travel Leading QSR Top Grocers Iconic Brands Brands and Petro Gaming

ENTERPRISE AND MARKETPLACES Strength in Card Present, Upside in Fast-Growing Verticals MARKET POSITIONING 1 2 3 3 $2.3B $115B Growth Rate Take Rate ~20-25% High ~15-20% High Platforms Omnichannel ~10-12% Low Card Not Present Card Present ~0-3% Low Fiserv Global Revenue Pool Not drawn to scale 1. 2025 Fiserv Enterprise Merchant revenue. 2. Enterprise market size based on 2025 McKinsey Payments Map. 3. Fiserv estimates.

Become the Financial Infrastructure for Enterprise Clients & Marketplaces Win Modern eCommerce and Omnichannel Merchants Drive Value-Added Services Adoption Lead the Secular Trend to Multi-Party Commerce

eCOMMERCE Our Unified Platform Positions Us to Win New Merchants COMPETITIVE ADVANTAGE ROADMAP 140+ 40 18 22 60+ 25+ 2B+ Currencies Countries With Payment Settlement Countries With New Payment International Available Local Acquiring Methods Currencies Local Acquiring Methods Wallets COMMERCE HUB GROWTH NOTABLE CLIENTS 2024 2025 Driving Growth With New Wins and Accelerating Ramp 100%+ 10% 100%+ Merchants GPV Transactions Not drawn to scale

ENTERPRISE VAS From Standalone Offerings to an Integrated Solutions Menu 1 COMPREHENSIVE OFFERING Authorization Scale, advanced Al, and deep Approval rate 1 7%+ Optimization knowledge of card networks increase Fraud Full suite of fraud solutions, Chargeback rate Shifting Upstream From 6x 2 Orchestration including guaranteed payments vs. industry lower Processing-Based Economics Routing Routing optimization leveraging Network savings 40% 3 Optimization Fiserv’s debit networks capability 2-4x Enterprise-grade B2B platform for Improved Take Rates B2B Payments DSO reduction 4 25% invoicing, settlement, and reconciliations Account-to- Pay-by-Bank powered by Fiserv’s Transaction 3x 5 Account Payments extensive bank network growth in 2025 From Standalone Products to Embedded Configurations Enhancing Client Value and Strengthening Differentiation 1. Benefits cited based on select merchant performances.

MULTI-PARTY COMMERCE Fiserv for Platforms Unified Platform API and Developer Layer / < > Single SDK Surface for All Services Onboard Accept Monetize Payouts 1 2 3 4 Sellers Payments and Grow 1 Orchestrate Fund-Flow Orchestrator Network of Sponsor Banks or Sponsor Bank 5 Funds and System of Record Owned Merchant Acquirer Limited Purpose Bank (MALPB) Fully Configurable for Embedded Under 2H ‘26 Live Today $65B+ GPV 15%+ YoY Omnichannel Regulatory Compliance Commerce Hub

MULTI-PARTY COMMERCE Creating a New eCommerce Acquisition Channel for Clover Unified Platform API and Developer Layer / < > Single SDK Surface for All Services Onboard Accept Monetize Payouts 1 2 3 4 Sellers Payments and Grow 1 Orchestrate Fund-Flow Orchestrator Network of Sponsor Banks or Sponsor Bank 5 Funds and System of Record Owned Merchant Acquirer Limited Purpose Bank (MALPB) Simple, agentic onboarding on Agent sources inventory, Sell to Buy from 6 7 Platforms Platforms multiple platforms leveraging delivery times, and prices an existing settlement account from multiple platforms Platform Sellers Turn Into Clover Merchants 8

Financial Profile and Closing

How Our Strategy Drives Growth 1 Medium-Term Outlook (2027-2029) | 6-8% Adjusted Revenue Growth CAGR MSD CAGR Flat/Down LSD Flat/Up LSD 15-20% CAGR ~50% of Business ~50% of Business Non-Clover Medium-Term 2026 Revenue Clover Enterprise Non-Clover SMB Processing Revenue Outlook Not drawn to scale See appendix for information regarding non-GAAP financial measures. 1. Revenue CAGR for the period 2026-2029.

Merchant Solutions | Key Messages Executing on One Fiserv to deliver a differentiated, omnichannel value proposition to SMBs, enterprises, and marketplaces One Platform, One Customer, One System of Record 1 AI Powers Data Intelligence, in Every Transaction and Every Interaction 2 Building on Clover: The Operating System for Small Businesses 3 Becoming the Financial Infrastructure for Enterprise Clients and Marketplaces 4

A Team Experienced in Executing at Global Scale Umang Belwal Vimal Brahmbhatt Lia Cao Robert Clarkson Head of Business Chief Information Officer, Chief Revenue Officer, Chief Revenue Officer, Transformation Acquiring & Processing Enterprise & Platforms SMB & Clover 9 months with Fiserv 4 years with Fiserv 5 months with Fiserv 5 months with Fiserv previously with Wells Fargo, previously with J.P. Morgan previously with J.P. Morgan, previously with Stripe, PayPal Barclays, J.P. Morgan McKinsey & Company Adam Hyde Sri Muthukrishnan Sanjay Saraf Katie Whalen Chief Operations Officer, Chief Information Officer, Chief Product Officer, Head of Strategic Merchant Solutions Enterprise & VAS Merchant Solutions Partnerships 3 months with Fiserv 10 years with Fiserv 1 year with Fiserv 9 years with Fiserv previously with J.P. Morgan previously with Wells Fargo, previously with J.P. Morgan, previously with Citibank, BofA, Citibank Yapstone, WU, Symantec American Express Adit Gadgil Erik Nicholson Head of Business Head of Agent Channel, Development Merchant Solutions 5 months with Fiserv 26 years with Fiserv previously with J.P. Morgan, previously with First Data HSBC

Investor Day 2026 Dhivya Suryadevara Co-President, Financial Solutions

Financial Solutions

Financial Solutions | 2026 Investor Day Financial Solutions Is a Durable Compounder Our Thesis 1 Stabilize, Attach, Grow Banking 2 Capture Growth as Money Movement Evolves Digital Payments 3 Scale Globally With Modern Platforms Issuing 4 Compound Growth Across Every Pillar AI and Data Strategy 5 Growth Drivers Financial Profile 6

1 Financial Solutions WHO WE SERVE MISSION-CRITICAL INFRASTRUCTURE $2.4B Revenue Clients Banking 25% of Financial Solutions 6,000+ Globally Large Financial Institution | Enterprise | Fintech ~1,300 clients (21%) | 52% of revenue $3.9B Revenue Digital Payments 41% of Financial Solutions Credit Unions ~2,700 clients (43%) | 22% of revenue Community Banks Issuing $3.3B Revenue ~2,200 clients (36%) | 26% of revenue 34% of Financial Solutions 90% North America | 10% International 1. All data cited is 2025.

Financial Solutions | Key Messages 1 2 3 4 5 Unparalleled scale Investing in client- Significant runway Open, modular New vectors and franchise first operating model to deepen client platforms extend our growth anchored in with relentless focus relationships accelerated by AI runway well mission-critical on service and through product allow for delivery beyond today’s infrastructure delivery attach and value- with greater capital core businesses added services efficiency 1 Built to Compound | 2-4% Expected Adjusted Revenue Growth CAGR 2026–2029 1. See appendix for information regarding non-GAAP financial measures.

Banking

1 Banking at a Glance 2 3,500+ Financial Institutions Served rice, beans, or fajita veggies, and topped with guac, salsa, $2.70 $1 #1 Core and Digital Provider in the U.S. 2.4B $ queso or cheese. of Core of Incremental 94% North America Revenue Banking Revenue Drives Financial Solutions Revenue CORE PROCESSING DIGITAL BANKING VALUE-ADDED SERVICES | 21% | 24% | 55% $1.3B $0.5B $0.6B 1. 2025 Revenue. 2. The ratio of incremental Financial Solutions revenue is based on North America revenue.

We Have Sustained Our Account Growth U.S. FI Count Down 50% Since 2005, We Are Growing Core Accounts Fiserv Revenue Continues to Rise Total Deposit and Loan Accounts (M) ® Finxact All Other Cores 3% Low 2% 350 Single Digit 17.5K CAGR 300 Fiserv 250 2 Revenue 200 8.7K 150 100 50 0 2005 2025 2023 2024 2025 1. FDIC for banks and NCUA for credit unions. 2 Growth based on the 2025 Banking and Payments Revenue compared to 2005 Fiserv stand alone Financial revenue. 1 Number of U.S. Financial Institutions

# Enhancing Service to Normalize Attrition

## OUR COMMITMENTS AND ACTIONS

| | |
|---|---|
| Client-Paced Modernization | No Forced Core Migrations |
| Faster, Simpler Support | Service Portal Modernization + Agentic AI Resolution |
| Proactive Engagement | AI-Driven Client Health Index, Improved Coverage |
| Fewer Incidents | Targeted Resiliency Investments |
| Focused Consulting | Clients Realize Full Value of Fiserv Solutions |

**Meeting All Commitments From Fiserv Forum Client Conference**

## SERVICE-LEVEL IMPROVEMENTS TO DATE [1,2]

**~$140M**[3]
Invested in Stability and Operations

**16%+**[4]
Client Coverage Ratio

**31%**[5]
Reduction in Aged Inquiries >5 days

**59%**[5]
Fewer Major Client-Impacting Incidents

**27%**[5]
Reduction in Average Time to Resolve Inquiry

1. When not referenced specifically, progress metrics provided are for Q1 2026 year-over-year. 2. Major client-impacting incidents defined as P1 and P2 (highest priority incidents). 3. Includes 2025 actual spend & 2026 planned spend. 4. Improvement measured over the past 18 months. 5. Progress measured from 2025 Q1 to 2026 Q1.

69 ©2026 Fiserv, Inc. or its affiliates.

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!MORPH TRANSITION! Enabling Client Choice Any Core Any Modular Capability Tailored Client Journeys + = Teller | New Account Opening | Customer Relationship Management JOURNEY 1 JOURNEY 2 JOURNEY 3 JOURNEY 4 JOURNEY 5 Stay and thrive on Progressively Use multiple cores side When your business Onboard rapidly current core modernize without by side to run diverse needs it, transition to to Fiserv for the migration businesses another Fiserv core first time with a proven, low-risk approach Modular and Open Architecture, AI-Enabled

Investing in the Next Generation of Value-Added Services to Drive ARPC Digital Banking via TM Experience Digital (XD) Serves Consumers and SMBs Closes Legacy Gaps, Drives Strong Engagement ~250 Clients Live, ~600 in Flight

# Investing in the Next Generation of Value-Added Services to Drive ARPC

## Digital Banking via Experience Digital™ (XD)

Serves Consumers and SMBs

Closes Legacy Gaps, Drives Strong Engagement

~250 Clients Live, ~600 in Flight


Account Summary
personetics

## Intelligent Pricing and Offers

Target launch late 2026

Powered by zafin

## Next-Generation Content Management

Q2 2026 pilot

## Deposit and Liquidity Solutions

2026 focus: scale StoneCastle

72 ©2026 Fiserv, Inc. or its affiliates.

fiserv.

Investing in the Next Generation of Value-Added Services to Drive ARPC Digital Banking via Intelligent Pricing Next-Generation Deposit and Liquidity TM Experience Digital (XD) and Offers Content Management Solutions Intelligent Pricing Next-Generation Deposit and Liquidity and Offers Content Management Serves Consumers Target launch Q2 2026 pilot 20 So26 lu tfio o cn us s: scale and SMBs late 2026 StoneCastle Target pilot Q2 2026 Closes Legacy Gaps, Drives Powered by Strong Engagement Powered by ~250 Clients Live, ~600 in Flight 1.5K+ Developers on Our Open Ecosystem

Banking Takeaways Stabilize Attach Grow

Digital Payments

1 Digital Payments at a Glance ® in Bill Pay, Zelle and 41 of Top 50 U.S. Banks on Account-to-Account rice, beans, or fajita veggies, and topped with guac, salsa, or Consumer Payments $ 3.9B #1 Transfers cheese. 100% North America Revenue Digital Payments Leadership Across Money Revenue Movement Rails PAYMENT PLATFORMS CONSUMER PAYMENTS VALUE-ADDED SERVICES $2.1B | 54% $0.9B | 22% $0.9B | 24% 1. 2025 Revenue.

!MORPH TRANSITION! Payments Is a Secular Growth Story Steady Organic Growth in Account-to-Account Growth Offsets Value-Added Services Base Volumes Bill Pay Decline Demonstrate Momentum Consumer Payment Payment Platform Top Growing Value-Added Services 2 1 3 Transaction Volumes (M) Transaction Volumes (M) 3 Year CAGR 55,000 -8% 1,200 5% -11% 6% Card Management 34% 800 50,000 17% Disputes 10% 33% 400 45,000 Commercial 9% Center 0 2023 2024 2025 40,000 ® 2023 2024 2025 + CashFlow Central Bill Pay Account to Account 1. Payment Platform includes Debit, Debit Network and ACH Volumes. 2. Account to Account includes Zelle® transactions. 3. Based on 2022–2025 period.

Driving Growth Through Unified, Multi-Rail Payments Solutions PAYMENT PLATFORM STRATEGY TODAY Individual platforms for each Payment Rail; added complexity for cross border Cross ACH Wires Instant Border FUTURE: IN FLIGHT Banks choose what they need and plug in without replacing the whole platform Common Payments Platform Componentized | Multi-Rail | API-First | Cloud-Native | Global

# Driving Growth Through Unified, Multi-Rail Payments Solutions

## PAYMENT PLATFORM STRATEGY

### TODAY

Individual platforms for each Payment Rail; added complexity for cross border

| ACH | Wires | Instant | Cross Border |
|---|---|---|---|

### FUTURE: IN FLIGHT

Banks choose what they need and plug in without replacing the whole platform

**Common Payments Platform**

Componentized | Multi-Rail | API-First | Cloud-Native | Global

## CONSUMER PAYMENTS STRATEGY

### TODAY

Fragmented consumer payments experience and shifting dynamics

| Bill Pay | Zelle® | A2A |
|---|---|---|

### FUTURE: IN FLIGHT

Expand share of all payments with one "pay anyone" experience

- Single entry point – right rail chosen invisibly
- Conversational AI as the next layer of abstraction



TODAY: 5+ Pay & Transfer Buttons
Pay Bills
Zelle®
Transfer Between Accounts
Wire US
Wire Int'l
FUTURE: Pay Anyone With a Single Prompt
"Send $200 to my landlord for rent"

79 ©2026 Fiserv, Inc. or its affiliates.

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Investing in the Next Generation of Value-Added Services to Drive ARPC Buy Now, Pay Later on Debit Rails Digital Card Management Launching in H1 2027 Live Today | Subscription and family features in 2026 SMB Card Expense Management Cross-Channel Risk Decisioning Launching debit experience Beta Q2 2026 | 10 pilot clients | in Q4 2026 Feedzai partnership

® Leveraging Our Unique Position to Accelerate CashFlow Central New Growth Vectors SMBs Onboarded 115K+ in First 12 Months Positions financial institutions as the primary operating platform for small businesses ® CashFlow Central Transactions 398k Unifies payables and receivables, bringing payments, invoices, and cash visibility into one workflow April ‘25 March ‘26

Issuing

1 Issuing at a Glance 60%+ #1 Issuer Processing $ 3.3B of Clients Contracted to 76% North America Revenue Issuing Revenue or Beyond 3 2030 ISSUER PROCESSING VALUE-ADDED SERVICES 2 90% Cross-Sell $1.8B 56% $1.5B 44% 1. 2025 Revenue. 2. Represents attach of at least one value-add service on a customer basis. 3. North America Issuer Processing.

Steady Growth Fueled by AOF, Compounded by Attaching VAS Steady North American Mid-Single Growth, Continued International Expansion 1 Issuing Accounts on File 2,000 4% 6% 1,500 1,000 500 - 2023 2024 2025 1. Total global accounts on file.

Steady Growth Fueled by AOF, Compounded by Attaching VAS Digital Cardholder Value-Added Solutions Steady North American Mid-Single Growth, Continued International Expansion Are Compounding 1 Select Top Growing Value-Added Solutions Issuing Accounts on File (CAGR 2023-2025) 2,000 4% 6% Cardholder Controls 32% 1,500 Payment Gateway 31% 1,000 Digital Wallet and Tokenization 28% 500 Fraud Solutions 10% - 2023 2024 2025 1. Total global accounts on file.

# Modernizing Issuing Platforms to Sustain Our Growth

## Optis® Platform

Designed for highly tailored, large issuer needs

From monolithic mainframe to open, modular architecture

Enhanced delivery flexibility enabled by tech debt reduction

**Modernizing a Trusted Platform**

## VisionNext™ Platform

Built cloud-native, real-time from ground up

$250M+ pipeline, 4 implementations in flight

Anchor for embedded finance offering

**Cutting-Edge Innovation**

**Modernization and New Platform Build Accelerated by Recent AI Advances**

86 ©2026 Fiserv, Inc. or its affiliates.

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Investing in the Next Generation of Value-Added Services to Drive ARPC Commercial Card Digital Wallets 2026 Focus: Rebuilt platform, AI acceleration, More third-party wallets (including Paze) expanded partner integrations launching Q4 2026 Loyalty and Rewards Fraud Decisioning Merchant-side data elements 2026 Focus: Pay with Points expansion, launching in 2026 hyper-personalization AI pilot

Data and AI Strategy

Data as a Compounding Advantage LIFE CYCLE OF A TRANSACTION | INSIGHTS NO COMPETITOR CAN MATCH ORIGINATE DIP/TAP ACCEPT AUTHORIZE SETTLE Issuer Merchant Network Fiserv

Data as a Compounding Advantage LIFE CYCLE OF A TRANSACTION | INSIGHTS NO COMPETITOR CAN MATCH OUR DATA JOURNEY ORIGINATE DIP/TAP ACCEPT AUTHORIZE SETTLE FOUNDATION The Data Layer Built Issuer Merchant PRODUCTS First-Wave Data Products In Market Network NEXT Fiserv New Products and AI-Driven Data Solutions Coming A foundation only Fiserv could build — and a product roadmap accelerating from here

Three Ways AI Reshapes Financial Solutions 1 2 3 TM In Our Products agentOS Velocity and Rigor Better decisions, lower fraud, A new operating system that lets AI compressing modernization higher authorization rates FIs deploy agents safely across timelines and operating costs across every transaction. core, processing, payments, across our own platforms. and digital.

Introducing

Client Needs Create an Opportunity for Us to Be Their AI Partner Heavy operational Pressure to grow deposits workload while controlling expenses AI is a solution but need Talent evolution safe ways to deploy

!MORPH TRANSITION! Client Needs Create an Opportunity for Us to Be Their AI Partner Heavy operational Pressure to grow deposits workload while controlling expenses AI is a solution but need Talent evolution safe ways to deploy

agentOS: The Control Plane for Agents Agent Fiserv Agents Bank Agents Partner Agents Marketplace Identity Data Masking Audit Log Kill Switch Orchestration + + Control Plane Existing LLMs Custom LLMs Future LLMs LLMs Fiserv Client Card Digital Core Payments Systems Data Systems Processing Surrounds Data of Record

Hundreds of Use Cases, One Operating System GROWTH CREDIT RISK REGULATORY PROOF OF CONCEPT BETA PROOF OF CONCEPT BETA AML Triage Deposit Intelligence Agent Loan Onboarding Agent Reporting Agent Analysis Agent Cross-Sell/ Early Warning Financial Crimes Reg E Dispute Agent Next-Best Action Agent Indicator Agent Investigation Agent Customer Credit Memo Agent Fraud Detection Agent BSA/CTR Filing Agent Onboarding Agent And many, many more In collaboration with OpenAI

Early Proof Points of Strong Demand for agentOS CREDIT REGULATORY Loan Onboarding Agent – Commercial Reporting Agent – Operational BETA IMPACT BETA IMPACT Faster Fewer Manual 1 Accurate ~40% Onboarding ~50% Touchpoints ~95% Faster 100% Client Use Cases in BETA 1. Accuracy in a test environment.

Momentum Fueled by Strong Partnerships Pilot Partners Initial Agent- Building Partners

DATA AND AI STRATEGY Three Ways AI Reshapes Financial Solutions 1 2 3 TM In Our Products agentOS Velocity and Rigor Better decisions, lower fraud, A new operating system that lets AI compressing modernization higher authorization rates FIs deploy agents safely across timelines and operating costs across every transaction. core, processing, payments, across our own platforms. and digital.

# AI Enables Faster Delivery, Operations, and Output per Employee

## ACCELERATED TIME TO MARKET

| | Baseline | Expected | Improvement |
|---|---|---|---|
| Legacy Modernization: Optis | ~18 months → | ~10 months | ~40% |
| New Platform Build: VisionNext[1] | ~6-9 months → | ~Weeks | ~60% |
| New UX Development | 13 months → | < 9 months | ~30%+ |

## AUTOMATED CLIENT & SERVICING OPERATIONS[2]

| | Target Reduction |
|---|---|
| Call Center: Call Containment | ~98% (IVR + Voice AI) |
| Client Servicing: AI Assistant and Inquiry Intake | ~95% Self-Resolution |

## SELECT TECHNOLOGY PARTNERS

Cognition | OpenAI | SIERRA

## DEVELOPMENT HOURS REQUIRED FOR BOOK OF WORK



▼ ~30%+
Financial Solutions Today
Medium-Term With AI Embedded

*Not drawn to scale

1. Additional improvement expected by optimizing the entire solution delivery lifecycle beyond delivery component.
2. Early results from pilot programs to be broadly scaled.

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Financial Profile

Revenue Growth Algorithm for Our Financial Solutions Segment New Growth Vectors Embedded Finance StoneCastle Data agentOS 1 Expected Adjusted Revenue Growth CAGR 2026-2029 2–4% Debit + Network Core Retention AoF Growth Volume Growth Mix Shift to Digital Attach International Instant Payments VAS VAS VAS Headwinds Banking Payments Issuing 1. See appendix for information regarding non-GAAP financial measures.

Financial Solutions | Key Messages 1 2 3 4 5 Unparalleled scale Investing in client- Significant runway Open, modular New vectors and franchise first operating model to deepen client platforms extend our growth anchored in with relentless focus relationships accelerated by AI runway well mission-critical on service and through product allow for delivery beyond today’s infrastructure delivery attach and value- with greater capital core businesses added services efficiency 1 Built to Compound | 2-4% Expected Adjusted Revenue Growth CAGR 2026–2029 1. See appendix for information regarding non-GAAP financial measures.

A Rebuilt Leadership Team and Client-First Operating Model FOUNDATIONAL LEADERSHIP Vishal Dalal Andrew Gelb Srini Krish Gowri Narayanan Ahon Sarkar Chief Product EVP and Chief Head of Technology Head of Strategy Head of AI Officer Operating Officer and Operations and Business Platforms Development 1 month with Fiserv 11 years with Fiserv 11 years with Fiserv 1 week with Fiserv Previously with Previously with Previously with 4 months with Fiserv Previously with Q2 Pismo, McKinsey & Citibank J.P. Morgan Previously with Company Apple SEGMENT LEADERSHIP Jose Garcia Nicki Cleveland Sunil Sachdev Dudley White Matt Wilcox Government, Enterprise Embedded Credit Unions Banking Healthcare, Financial Finance 7 years with Fiserv 12 years with Fiserv Insurance Services 13 years with Fiserv Previously with Previously with 12 years with Fiserv 6 years with Fiserv Previously with Equifax Zions Bank Previously with Previously with American Express Citibank Lincoln Financial Other Key Leadership Hires From Optum, Q2, Paypal, J.P. Morgan, Citibank

Financial Solutions

Investor Day 2026 Takis Georgakopoulos and Dhivya Suryadevara Co-Presidents

Connecting Commerce and Finance: The Full Fiserv Platform

We Already Have the Right Capabilities to Reimagine Money Movement SCALED MARKETS U.S. Core and Digital Provider_ #1 1 U.S. Payments _ #1 U.S. Debit Network_ #3 Issuer Processing_ #1 Merchant Acquiring_ #1 SMB POS Payments_ #1 The capabilities presented above are based on third-party data, public company filings and Fiserv analysis. The competitors presented above reflect a representative list of competitors; this list may exclude private companies, in-house providers and others. 1. #1 in bill pay, Zelle®, account-to-account and debit processing.

Today We Are Enabling Financial Institutions to Sell Merchant Services… TRADITIONAL BANKING ADDITIONAL MERCHANT DELIVERING THESE CAPABILITIES CAPABILITIES CAPABILITIES TODAY ® Clover Suite Core Bank Processing FIs Delivering (POS, Clover Capital) 1K+ Merchant Services Digital Banking Pay-by-Bank SMBs Sourced 1 800K+ Through FIs Debit Card Processing Digital Merchant Onboarding ™ Average Number of Commerce Hub, 10+ Fiserv Products Merchant Acquiring 1. Includes Processing segment SMBs.

# …and Helping Merchants Embed Financial Services in Their Commerce Experience

**TRADITIONAL COMMERCE CAPABILITIES**

- POS & Clover VAS
- Acquiring
- Loyalty
- Fraud Orchestration

**ADDITIONAL EMBEDDED FINANCIAL SERVICES**

- Closed-Loop Consumer Wallet
- CheckFreePay® (Bill Pay)
- Embedded DDA, Debit, Lines of Credit
- Payroll Cards

**DELIVERING THESE CAPABILITIES TODAY**

- **400** Corporates Purchasing Financial Solutions
- **60%** Corporates Using Digital Payments and Bill Pay
- **25M+** Active Embedded Finance Positions

111 ©2026 Fiserv, Inc. or its affiliates.

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The Lines Between Our Clients Are Blurring Fiserv is the only platform purpose-built to serve all three FINANCIAL INSTITUTIONS MERCHANTS FINTECHS Integrating commerce Layering in financial Pursuing banking to deepen customer products to capture activities to own the engagement more value full stack Helping Our Clients Compete and Grow 1 2 3 4 5 Embedded Stablecoin Liquidity ‘On Us’ Data Finance Network Advantage

Fiserv’s Modern Solution Suite for Embedded Finance OUR SOLUTION KEY FEATURES Real-Time Modern, Globally Scalable Platforms Liquidity Across Issuing and Acquiring Unified Merchant Onboarding Lending Single Point of Integration to Cloud-Native Platforms Merchant Money Acquiring Movement Bank Grade Compliance and Reporting Modern Next–Gen Payouts Transformed From Issuance Ledger OpEx to New Revenue Wallets & Program Management Compounding Economics

Stablecoin: Issued Through Banks, Accepted Through Merchants CAPABILITIES USE CASES Real-time clearing, settlement, Designed for bank and merchant ecosystems and liquidity optimization Faster, lower-cost White-label ready for seamless brand integration cross-border payments Instant B2B payouts Full FI control over issuance and governance and supplier payments Programmable payments, Preserve deposit liquidity and economics money paired with data

# Liquidity Sourced From Both Sides of Our Network

**Community banks want deposits. Merchants have operating capital.**
**We're the only network that connects them.**

**Sources of Funds**

**Fiserv Deposit Network**
powered by StoneCastle

**FIs Needing Deposits**

**1,000+** FIs in the Deposit Network | **10+** Fiserv Core Banks Live | **First** Merchants Live

115 ©2026 Fiserv, Inc. or its affiliates.

Our ‘On Us’ Network With a Seat at Every Corner of the Transaction Issuer Merchant Card Issuance Acquiring Network Bank Debit Settlement All Within the Same Ecosystem

Turning Data Into Differentiated, Monetizable Services Financial Institution Network Merchant Deposits, payments, credit, Real-time authorization, POS, eCommerce, basket, and consumer accounts routing, fraud, and clearing and loyalty data Enabling FIs to Enabling Merchants Powering Clients Monetize Merchant Data to Monetize FI Data With Our Data Underwriting SMB loans Accelerating KYC for merchants for Fiserv merchants already banked at a Fiserv FI Sample use cases

# Strategic Assets Enabling Market Convergence

| | 1 | 2 | 3 | 4 | 5 |
|---|---|---|---|---|---|
| | **Embedded Finance** | **Stablecoin** | **Liquidity** | **'On Us' Network** | **Data Advantage** |
| | Financial services in commerce journeys | Powering the Fiserv digital assets platform | Orchestration via StoneCastle | Strategic assets, connected end to end | Turning data into differentiated services |
| **NEW/INCREMENTAL TAM** | ✓ | ✓ | ✓ | ✓ | ✓ |
| **DEPLOYMENT** | Scaling | 2Q '26 | Scaling | 2027 | Scaling |

118 ©2026 Fiserv, Inc. or its affiliates.

Investor Day 2026 Paul Todd Chief Financial Officer

Financial Overview

Visibility Into the Drivers of 2026 ADJUSTED REVENUE GROWTH Drivers of 2H Reacceleration Key Product Growth 6–8%+ YoY Client Volume Ramps Newly Contracted Lower 2H Non-Recurring 1–3%+ YoY Headwind Low Single 2H ’26 Full Year Digits YoY 2026 Guidance 1H ‘26 Not drawn to scale See appendix for information regarding non-GAAP financial measures.

Fiserv Constant Compounder Financial Algorithm (2027–2029) REVENUE MARGINS CASH FLOW CAPITAL ALLOCATION 4–6% ~50bps ~90% Majority adjusted revenue annual underlying of adjusted net of free cash flow growth CAGR adjusted margin income converts to directed to stock 2026-2029 expansion free cash flow buybacks while targeting low-end of 1 target leverage range 200bps+ benefit from Project Elevate transformation by 2029 Annual Double-Digit Adjusted Earnings Per Share Growth See appendix for information regarding non-GAAP financial measures. 1. Based on gross leverage.

Key Underlying Drivers of the Constant Compounder Profile REVENUE MARGINS CASH FLOW CAPITAL ALLOCATION Leveraging partners and Operating at scale Large, healthy end-markets Focus on efficiency outside capital Customer appetite for Focus on CapEx with Leveraging a fixed cost base Ongoing portfolio optimization innovation favorable trade-offs Unmatched breadth Modernizing technology Disciplined bottom-up Embracing AI aggressively of capabilities infrastructure capital planning Critical investments Maintaining investment- Embedded with leading clients funded in 2026 grade credit rating Business model that delivers Accountability and stable, predictable revenues execution focus Enterprise-wide Disciplined strategic focus transformation

Key Underlying Drivers of the Constant Compounder Profile REVENUE MARGINS CASH FLOW CAPITAL ALLOCATION Leveraging partners and Operating at scale Large, healthy end-markets Focus on efficiency outside capital Customer appetite for Focus on CapEx with Leveraging a fixed cost base Ongoing portfolio optimization innovation favorable trade-offs Unmatched breadth Modernizing technology Disciplined bottom-up Embracing AI aggressively of capabilities infrastructure capital planning Critical investments Maintaining investment- Embedded with leading clients funded in 2026 grade credit rating Business model that delivers Accountability and stable, predictable revenues execution focus Enterprise-wide Disciplined strategic focus transformation

Key Underlying Drivers of the Constant Compounder Profile REVENUE MARGINS CASH FLOW CAPITAL ALLOCATION Leveraging partners and Operating at scale Large, healthy end-markets Focus on efficiency outside capital Customer appetite for Focus on CapEx with Leveraging a fixed cost base Ongoing portfolio optimization innovation favorable trade-offs Unmatched breadth Modernizing technology Disciplined bottom-up Embracing AI aggressively of capabilities infrastructure capital planning Critical investments Maintaining investment- Embedded with leading clients funded in 2026 grade credit rating Business model that delivers Accountability and stable, predictable revenues execution focus Enterprise-wide Disciplined strategic focus transformation

Key Underlying Drivers of the Constant Compounder Profile REVENUE MARGINS CASH FLOW CAPITAL ALLOCATION Leveraging partners and Operating at scale Large, healthy end-markets Focus on efficiency outside capital Customer appetite for Focus on CapEx with Leveraging a fixed cost base Ongoing portfolio optimization innovation favorable trade-offs Unmatched breadth Modernizing technology Disciplined bottom-up Embracing AI aggressively of capabilities infrastructure capital planning Critical investments Maintaining investment- Embedded with leading clients funded in 2026 grade credit rating Business model that delivers Accountability and stable, predictable revenues execution focus Enterprise-wide Disciplined strategic focus transformation

Key Underlying Drivers of the Constant Compounder Profile REVENUE MARGINS CASH FLOW CAPITAL ALLOCATION Leveraging partners and Operating at scale Large, healthy end-markets Focus on efficiency outside capital Customer appetite for Focus on CapEx with Leveraging a fixed cost base Ongoing portfolio optimization innovation favorable trade-offs Unmatched breadth Modernizing technology Disciplined bottom-up Embracing AI aggressively of capabilities infrastructure capital planning Critical investments Maintaining investment- Embedded with leading clients funded in 2026 grade credit rating Business model that delivers Accountability and stable, predictable revenues execution focus Enterprise-wide Disciplined strategic focus transformation

Revenue

REVENUE Outlook Driven by Consistent Volumes Merchant Solutions Volume and Transaction 1 Growth Drivers: 2023–2025 20% Expecting 15% Stable Enterprise ® Clover Gross Transactions 2 Payment Volume Trends 10% 2026–2029 Small Business Volume 5% 0% 1. Low and high ranges represent the average quarterly YoY growth minus and plus one standard deviation over 12 quarters (2023-2025). 2. Clover GPV excludes gateway conversion.

REVENUE Outlook Driven by Consistent Volumes Financial Solutions Volume and Transaction 1 Growth Drivers: 2023-2025 9% Expecting Issuer 6% Accounts Payment Stable on File Platforms Banking Trends 3% Accounts 2026–2029 0% Consumer Platforms -3% 1. Low and high ranges represent the average quarterly YoY growth minus and plus one standard deviation over 12 quarters (2023-2025). Banking Accounts apply the same methodology over 5 quarters (Q4’24-Q4’25). Issuer accounts on file apply the same methodology for 8 quarters (2024-2025).

REVENUE

# One Fiserv Initiatives Enable Us to Capitalize on These Growth Drivers

| **Operate** with a client-first mindset | **Build** Clover as the leading SMB operating system | **Accelerate** product delivery and innovation |
|---|---|---|
| Driving attrition back to historical levels | Vertical VAS | Commerce Hub™ |
| Project-managing client implementations | Horizontal VAS | Modern banking cores |
| Meeting customer needs around client service | International markets | CashFlow Central® |
| | Continue to drive diversified distribution channels | VisionNext™ and Optis™ modernization |
| | Operational improvements | |

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REVENUE Growth Drivers + One Fiserv Translate to Revenue Expected Adjusted Revenue Compounded Annual Growth Rate (2026–2029) 10% 8% 6–8% Merchant Solutions 6% 4–6% Total Fiserv 4% 2–4% Financial Solutions 2% 0% See appendix for information regarding non-GAAP financial measures.

Margins

MARGINS 1 One Fiserv Investments Fully in Place Operate Build Accelerate with a client-first Clover as the leading product delivery mindset SMB operating system and innovation ~$600M People-Related Investments ~$400M Tech Infrastructure and Innovation ~34% Expected Adjusted Operating Margins in 2026 Form a Baseline for Leverage See appendix for information regarding non-GAAP financial measures. 1. Investments represents change from 2025 to 2026.

MARGINS High Incremental Profitability ~40% Volume-Based Costs Operating leverage on growing revenue ~50bps ~60% annual baseline Fixed Costs operating leverage See appendix for information regarding non-GAAP financial measures.

MARGINS Project Elevate: One Fiserv Efficiency Initiative Deliver Project Elevate, an AI-led productivity plan Technology Modernization $500M+ Process Reengineering Expected reduction in 2029 and Simplification run-rate costs, driving an incremental People and Organizational 200bps+ Realignment adjusted operating margin Third-Party Optimization See appendix for information regarding non-GAAP financial measures.

MARGINS Bringing Together Our Underlying Margin Expansion With Project Elevate Transformation Adjusted Operating Margin 40% 350bps+ 37%+ ~150bps 35% ~34% cumulative baseline operating $20.2B leverage Revenue 30% 200bps+ cumulative operating leverage from Elevate by 2029 25% 2026 Guidance 2029E See appendix for information regarding non-GAAP financial measures.

Cash Flow

CASH FLOW

# Stable Drivers of Free Cash Flow Conversion

## We Expect Consistent Free Cash Flow Conversion

Annual FCF Conversion of Adjusted Net Income


~85–100%
~90%
~90%
2023–2025
2026 Guidance
2027E–2029E

## We Expect CapEx as a % of Revenue Will Normalize

Percentage of Adjusted Revenue


~7.5–9.0%
~8.8%
~8%
2023–2025
2026 Forecast
2027E–2029E

**Resumption in Revenue Growth** | **Transformation Initiatives** | **Technology Modernization**

See appendix for information regarding non-GAAP financial measures.

139 ©2026 Fiserv, Inc. or its affiliates.

Capital Allocation

CAPITAL ALLOCATION Disciplined Approach to Go-Forward Capital Allocation 1 2 3 4 Organic Investment Leverage Target Mergers and Acquisitions Capital Return Pursue high ROI Remain committed to Selectively pursue Return excess cash opportunities to build investment-grade ratings, bolt-on, value-creating to shareholders, innovative capabilities targeting lower end of mergers and acquisitions through stock buybacks 1 and strengthen client leverage range by 2029 to augment our with value-focused service to maximize capabilities deployment long-term value 1. Based on gross leverage ratio.

CAPITAL ALLOCATION Proactive Actions to Optimize Capital Efficiency Clover Capital Funding Strategy Reduces reliance on Fiserv balance sheet Maintains strong returns on advances Improves long-term growth outlook Divestitures Focuses our priorities Augments near-term capital return

# Details of Divestiture

**ATM Managed Services, Cash and Logistics, and MoneyPass®**

Announced plans to divest to Bridgeport Partners.

Revenue reported in Digital Payments business line (**~$200M** in 2025 revenue). Adjusted operating margins in line with Fiserv overall.

**~$275–$300M** in after-tax cash proceeds, with a 49% interest in new Joint Venture.

143 ©2026 Fiserv, Inc. or its affiliates.

fiserv.

Medium-Term Targets

Fiserv’s Expected Constant Compounder Financial Profile by 2029 REVENUE MARGINS CASH FLOW CAPITAL ALLOCATION 37%+ Over $23B Over $13.5B Majority adjusted operating in 2029 adjusted in free cash flow of free cash flow margin by 2029 revenue 2027–2029 directed to stock buybacks while targeting 21-22% low-end of adjusted effective 2.5–3.0x target tax rate 1 leverage range Greater Than $12 in Adjusted Earnings per Share in 2029 See appendix for information adjusted non-GAAP financial measures. 1. Based on gross leverage ratio.

Wrap Up

We provide mission-critical financial infrastructure, generating stable, highly-predictable revenues. Transforming a Our end markets are large and growing. Great Platform into a With modest share and unmatched capabilities amplified by AI, we are positioned to capture Great Company a long runway of durable growth. Our leadership team is focused on executing our One Fiserv Action plan to return us to our roots as a constant compounder.

Issuing Q&A

Appendix

Non-GAAP Financial Measures Use of Non-GAAP Financial Measures This presentation includes the following unaudited non-GAAP financial measures: “adjusted revenue,” “adjusted revenue growth,” “adjusted revenue compound annual growth rate,” “payments revenue as a percentage of adjusted revenue,” “organic revenue,” “organic revenue growth,” “adjusted operating income,” “adjusted operating margin,” “adjusted net income,” “adjusted earnings per share,” “adjusted earnings per share growth,” “change in adjusted earnings per share,” “free cash flow,” “free cash flow conversion,” and “capital expenditures as a percentage of adjusted revenue.” Management believes that adjustments for certain non-cash or other items and the exclusion of certain pass-through revenue and expenses should enhance shareholders’ ability to evaluate the company’s performance, as such measures provide additional insights into the factors and trends affecting its business. Additional information about these measures and reconciliations to the nearest GAAP financial measures are provided in this appendix. Forward-Looking Non-GAAP Financial Measures Reconciliations of unaudited non-GAAP financial measures to the most comparable GAAP measures are included in this appendix, except for forward-looking measures where a reconciliation to the corresponding GAAP measures is not available due to the variability, complexity and limited visibility of these items that are excluded from the non-GAAP outlook measures. The company’s forward-looking non-GAAP financial measures, including adjusted and organic revenue growth, adjusted revenue compound annual growth rate, adjusted earnings per share, adjusted operating margin, adjusted operating margin expansion, free cash flow, free cash flow conversion, capital expenditures as a percentage of adjusted revenue, and debt to adjusted EBITDA leverage ratio are designed to enhance shareholders’ ability to evaluate the company’s performance by excluding certain items to focus on factors and trends affecting its business. The company’s adjusted revenue growth outlook excludes the impact of its postage reimbursements. Estimates of this impact and adjustments on a forward-looking basis are presented on the slide titled “2026 and Medium-Term Guidance” and are subject to variability. The company’s organic revenue growth outlook excludes the impact of foreign currency fluctuations, acquisitions, dispositions and the company’s postage reimbursements. Estimates of these impacts and adjustments on a forward-looking basis are presented on the slide titled “2026 Organic Revenue Growth Guidance” and are subject to variability. The company’s adjusted earnings per share and adjusted operating margin outlooks exclude certain non-cash or other items such as non-cash intangible asset amortization expense associated with acquisitions; non-cash impairment charges; merger and integration costs; severance costs; certain transformation related expenses associated with the company’s One Fiserv action plan; gains or losses from the sale of businesses, certain assets and investments; and certain discrete tax benefits and expenses. The company's adjusted operating margin outlook also excludes the impact of the company’s postage reimbursements. The company’s free cash flow and free cash flow conversion outlook includes, but is not limited to, capital expenditures, distributions paid to noncontrolling interests, and distributions from unconsolidated affiliates and excludes severance, merger, integration and certain transformation related payments associated with the company’s One Fiserv action plan. The company’s debt to adjusted EBITDA leverage ratio outlook excludes certain items, including but not limited to, merger and integration costs; severance costs; certain transformation related expenses associated with the company’s One Fiserv action plan; and share-based compensation. The company estimates that amortization expense in 2026 with respect to acquired intangible assets will be relatively consistent with the amount incurred in 2025. Other adjustments to the company’s financial measures that were incurred in 2025 and for the three months ended March 31, 2026 are presented on the subsequent pages of this appendix; however, they are not necessarily indicative of adjustments that may be incurred throughout the remainder of 2026 or beyond. Estimates of these impacts and adjustments on a forward-looking basis are not available due to the variability, complexity and limited visibility of these items.

# 2026 and Medium-Term Guidance

| | 2026 | Medium-Term (2027 - 2029) [1] |
|---|---|---|
| **Key Financial Metrics** | | |
| Adjusted Revenue Growth [2, 3] | 1% - 3% | 4% - 6% |
| Organic Revenue Growth | 1% - 3% | |
| Adjusted EPS | $8.00 - $8.30 | $12.00+ [4] |
| **Other Financial Metrics** | | |
| Adjusted Operating Margin | ~34% | 37%+ [5] |
| Free Cash Flow Conversion | ~90% | ~90% |
| Capital Expenditures as a % of Adjusted Revenue | ~8.8% | ~8% |
| Debt to Adjusted EBITDA Leverage Ratio | ~3.0x | 2.5 - 3.0x |

See "Non-GAAP Financial Measures" slide for additional information regarding non-GAAP financial measures. See following slides within this appendix for corresponding definitions and reconciliations of the non-GAAP financial metrics above.

[1] The company's medium-term guidance for adjusted revenue growth is the compound annual growth rate (CAGR) for 2026-2029. The company expects to achieve its medium-term guidance for adjusted earnings per share and adjusted operating margin in 2029.

[2] The company expects medium-term adjusted revenue growth of 6% - 8% in the Merchant Solutions segment and 2% - 4% in the Financial Solutions segment. For both segments, there are no adjustments to expected GAAP revenue and thus expected adjusted revenue is equal to expected GAAP revenue.

[3] Impacts from divestitures on expected 2026 adjusted revenue growth will be reflected at deal close.

[4] The company expects annual double-digit adjusted earnings per share growth for 2027-2029.

[5] The company expects approximately 50 basis points of annual adjusted operating margin expansion for 2027-2029 and expects that Project Elevate will deliver more than 200 basis points of incremental adjusted operating margin by 2029.

151 ©2026 Fiserv, Inc. or its affiliates.

fiserv.

Adjusted and Payments Revenue 1Q26 FY25 FY24 FY23 GAAP revenue $ 5,027 $ 21,193 $ 20,456 $ 19,093 Adjustments: (352) (1,389) (1,333) (1,247) Postage reimbursements — — — 19 Deferred revenue purchase accounting adjustments $ 4,675 $ 19,804 $ 19,123 $ 17,865 Adjusted revenue 4 % Adjusted revenue growth 1 $ 15,174 Payments revenue 72 % Payments revenue as a percentage of GAAP revenue 77 % Payments revenue as a percentage of adjusted revenue Capital expenditures $ 1,763 $ 1,569 $ 1,388 Capital expenditures as a percentage of GAAP revenue 8.3% 7.7% 7.3 % Capital expenditures as a percentage of adjusted revenue 8.9% 8.2% 7.8% $ in millions, unaudited. See “Non-GAAP Financial Measures” slide for additional information regarding non-GAAP financial measures. 1 Represents revenue associated with processing.

Adjusted Operating Income and Adjusted Operating Margin FY25 GAAP revenue $ 21,193 Adjustments: (1,389) Postage reimbursements $ 19,804 Adjusted revenue $ 5,818 Operating income Adjustments: 59 Merger and integration costs One Fiserv transformation program expenses 86 79 Severance costs 1,304 Amortization of acquisition-related intangible assets Incremental executive compensation 52 $ 7,398 Adjusted operating income 27.5 % GAAP operating margin 37.4 % Adjusted operating margin $ in millions, unaudited. Operating margin percentages are calculated using actual, unrounded amounts. See “Non-GAAP Financial Measures” slide for additional information regarding non-GAAP financial measures. See “Adjusted Net Income and Adjusted EPS” slide for additional information regarding adjustments.

Adjusted and Organic Revenue FY25 GAAP revenue $ 21,193 Postage reimbursements (1,389) Adjusted revenue $ 19,804 1 Currency impact 230 Acquisition adjustments (194) Organic revenue $ 19,840 $ in millions, unaudited. See “Non-GAAP Financial Measures” slide for additional information regarding non-GAAP financial measures. 1 Currency impact is measured as the increase or decrease in adjusted revenue for the current period by applying prior period foreign currency exchange rates to present a constant currency comparison to prior periods.

Adjusted Net Income and Adjusted EPS FY25 FY24 FY23 GAAP net income attributable to Fiserv $ 3,480 $ 3,131 $ 3,068 Adjustments: 1 Merger and integration costs 59 81 158 2 86 — — One Fiserv transformation program expenses 79 157 74 Severance costs 3 Amortization of acquisition-related intangible assets 1,304 1,420 1,623 4 Non wholly-owned entity activities (11) 100 133 5 Impairment of equity method investments — 635 — 6 Non-cash settlement charge for terminated pension plans — 147 — 7 Net gain on sale of businesses and other assets — — (167) 8 Gain on sale of investment (68) — — 9 — — 27 Canadian tax law change 10 (275) (548) (355) Tax impact of adjustments 11 Incremental executive compensation 52 — — 12 Argentine Peso devaluation 39 — 71 Adjusted net income $ 4,745 $ 5,123 $ 4,632 $ in millions, unaudited. See “Non-GAAP Financial Measures” slide for additional information regarding non-GAAP financial measures.

Adjusted Net Income and Adjusted EPS (cont.) FY25 FY24 FY23 GAAP EPS attributable to Fiserv - diluted $ 6.34 $ 5.38 $ 4.98 Adjustments - net of income taxes: 1 0.09 0.11 0.21 Merger and integration costs 2 One Fiserv transformation program expenses 0.13 — — Severance costs 0.12 0.22 0.10 3 1.91 1.95 2.11 Amortization of acquisition-related intangible assets 4 (0.01) 0.14 0.17 Non wholly-owned entity activities 5 — 0.85 — Impairment of equity method investments 6 Non-cash settlement charge for terminated pension plans — 0.16 — 7 Net gain on sale of businesses and other assets — — (0.19) 8 (0.09) — — Gain on sale of investment 9 Canadian tax law change — — 0.04 11 Incremental executive compensation 0.09 — — 12 0.07 — 0.12 Argentine Peso devaluation $ 8.64 $ 8.80 $ 7.52 Adjusted EPS Change in GAAP earnings per share attributable to Fiserv 18% (2) % Change in adjusted earnings per share Unaudited. Earnings per share is calculated using actual, unrounded amounts. See “Non-GAAP Financial Measures” slide for additional information regarding non-GAAP financial measures.

Adjusted Net Income and Adjusted EPS (cont.) 1 Represents acquisition and related integration costs incurred in connection with acquisitions. Merger and integration costs associated with integration activities primarily include $21 million of third-party professional service fees and $25 million related to legal and other settlements in 2025; $23 million of third-party professional service fees, $22 million of share-based compensation, and $14 million related to a legal settlement in 2024; and $70 million of third-party professional service fees and $35 million of share-based compensation in 2023. 2 Represents costs, primarily third-party fees, associated with a multi-year transformation initiative focused on operational excellence enabled by artificial intelligence, including process reengineering and technology infrastructure modernization. 3 Represents amortization of intangible assets acquired through acquisitions, including customer relationships, software/technology and trade names. This adjustment does not exclude the amortization of other intangible assets such as contract costs (sales commissions and deferred conversion costs), capitalized and purchased software, financing costs and debt discounts. 4 Represents the company’s share of amortization of acquisition-related intangible assets at its unconsolidated affiliates, as well as the minority interest share of amortization of acquisition-related intangible assets at its subsidiaries in which the company holds a controlling financial interest. This adjustment in 2025 also includes a $51 million gain related to the sale of an equity method investment. 5 Represents a non-cash impairment of certain equity method investments, primarily related to the company’s Wells Fargo Merchant Services joint venture. 6 Represents a non-cash settlement charge associated with the terminations of the company’s defined benefit pension plans in the United Kingdom and United States. 7 Represents a net gain primarily associated with the sale of the company’s financial reconciliation business. 8 Represents a gain associated with the sale of an equity security. 9 Represents the impact of a multi-year retroactive Canadian tax law change, enacted in June 2023, related to the Goods and Services Tax / Harmonized Sales Tax (GST/HST) treatment of payment card services. 10 The tax impact of adjustments is calculated using a tax rate of 19.5% in 2025 and 20% in both 2024 and 2023, which approximates the company’s annual effective tax rate, exclusive of actual tax impacts of an aggregate $30 million provision associated with the gain on certain investments in 2025, an aggregate $196 million benefit associated with the impairment of certain equity method investments and the settlement charge of terminated pension plans in 2024, and a $48 million provision associated with the net gain on sale of businesses in 2023. 11 Represents incremental compensation expense associated with the transition of the company’s Chief Executive Officer (“CEO”), comprised of $40 million of former CEO non-cash share-based compensation and related employer payroll taxes, and a $12 million cash replacement award paid to the company’s new CEO appointed in 2025. 12 The Argentine government announced economic policy changes, including the removal of certain currency controls, resulting in a significant devaluation of the Argentine Peso on April 14, 2025. On December 12, 2023, the Argentine government announced economic reforms, including a significant devaluation of the Argentine Peso. These adjustments represent the corresponding one-day foreign currency exchange losses from the remeasurement of the company’s Argentina subsidiary’s monetary assets and liabilities in Argentina’s highly inflationary economy on April 14, 2025 and December 12, 2023.

# Free Cash Flow

| | FY25 | FY24 | FY23 |
|---|---|---|---|
| Net cash provided by operating activities | $ 6,062 | $ 6,631 | $ 5,162 |
| Capital expenditures | (1,763) | (1,569) | (1,388) |
| Adjustments: | | | |
| Distributions paid to noncontrolling interests and redeemable noncontrolling interest | (10) | (55) | (34) |
| Distributions from unconsolidated affiliates included in cash flows from investing activities | 42 | 60 | 136 |
| Severance, merger and integration payments | 158 | 179 | 169 |
| One Fiserv transformation program payments | 9 | — | — |
| Tax payments on adjustments | (33) | (36) | (34) |
| Other | (30) | 23 | 5 |
| Free cash flow | $ 4,435 | $ 5,233 | $ 4,016 |
| | | | |
| GAAP net income attributable to Fiserv | $ 3,480 | $ 3,131 | $ 3,068 |
| Ratio of net cash provided by operating activities to GAAP net income attributable to Fiserv | 174 % | 212 % | 168 % |
| Adjusted net income [1] | $ 4,745 | $ 5,123 | $ 4,632 |
| Free cash flow conversion [2] | 93 % | 102 % | 87 % |

$ in millions, unaudited.

See "Non-GAAP Financial Measures" slide for additional information regarding non-GAAP financial measures.

[1] See "Adjusted Net Income and Adjusted EPS" slide for additional information regarding non-GAAP adjustments.

[2] Free cash flow conversion is defined as free cash flow divided by adjusted net income.

158 ©2026 Fiserv, Inc. or its affiliates.

fiserv.

2026 Organic Revenue Growth Guidance Growth 2026 GAAP revenue 1% - 3% Postage reimbursements —% 2026 Adjusted revenue 1% - 3% 1 Currency impact 0.5% Acquisition adjustments (0.5%) 2 Divestiture adjustments —% 3 2026 Organic revenue 1% - 3% See “Non-GAAP Financial Measures” slide for additional information regarding non-GAAP financial measures. 1 Currency impact is measured as the increase or decrease in adjusted revenue for the current period by applying prior period foreign currency exchange rates to present a constant currency comparison to prior periods. 2 Reflects expected revenue adjustments attributable to dispositions. Divestiture impacts will be reflected at deal close. 3 Organic revenue growth is measured as the expected change in adjusted revenue for the period excluding the anticipated impact of foreign currency fluctuations and revenue attributable to acquisitions and any dispositions, divided by adjusted revenue from prior period excluding revenue attributable to any dispositions.